                                                                    EXHIBIT 10.8

                            STOCKHOLDERS AGREEMENT



                            DATED AS OF MAY 7, 1996


                                     among


                       GREEN EQUITY INVESTORS II, L.P.,

                                BRIAN BLECHMAN,
                                NEIL BLECHMAN,
                                ROSS BLECHMAN,
                                STEVE BLECHMAN,
                                DEAN BLECHMAN,
                               STEPHEN WELLING,


                                      and

                        TLG Laboratories Holding Corp.

                               TABLE OF CONTENTS
                               -----------------

RECITALS.................................................    1

ARTICLE 1 - ORGANIZATIONAL ISSUES........................    1
     1.1   Election of Directors.........................    1
     1.2   Initial Board of Directors....................    2
     1.3   Vacancies; Action by Stockholders.............    3
     1.4   Conduct of Business...........................    3
     1.5   Certain Initial Executive Officers............    6
     1.6   Fundamental Corporate Actions.................    6
     1.7   Financial Deterioration.......................    8
     1.8   Director Insurance............................    8

ARTICLE 2 - RESTRICTIONS ON TRANSFER.....................    8
     2.1   General Restrictions on Transfer..............    8
     2.2   Compliance with Securities Laws...............    9
     2.3   Agreement to be Bound.........................    9
     2.4   Tag-Along Rights for the Blechman Parties.....  .10
           2.4.1  Right to Participate in Sale...........  .10
           2.4.2  Sale Notice............................   11
           2.4.3  Tag-Along Notice.......................   11
           2.4.4  Delivery of Certificates...............   12
           2.4.5  Exempt Transfers.......................   12
           2.4.6  Tag-Along Rights for the GEI Parties...   13
     2.5   Cooperation by the Company....................   13
     2.6   Improper Transfer.............................   14
     2.7   Involuntary Transfer..........................   14
     2.8   Certain Blechman and GEI Veto Rights..........   14
           2.8.1  Blechman Veto on Certain Sales
                    by GEI Parties.......................   14
           2.8.2  GEI Veto on Certain Sales by
                    Blechman Parties.....................   14

ARTICLE 3 - REGISTRATION RIGHTS..........................   15
     3.1   Definitions...................................   15
     3.2   Demand Registrations..........................   16
           3.2.1  Number of Registrations................   16
           3.2.2  Registration...........................   18
           3.2.3  Inclusion of Registrable Shares........   20
           3.2.4  Priority on Demand Registrations.......   20
           3.2.5  Compliance.............................   21
     3.3   Piggyback Registration........................   21
           3.3.1  Right to Include Registrable Shares....   21
           3.3.2  Priority on Piggyback Registrations....   22
     3.4   Registration Statement........................   24
     3.5   Registration Procedures.......................   25
     3.6   Holdback Agreements...........................   31
     3.7   Registration Expenses.........................   31
     3.8   Conditions to Holder's Rights.................   32
           3.8.1  Cooperation............................   32
           3.8.2  Undertakings...........................   33
           3.8.3  Indemnification........................   33

     3.9   Indemnification................................  33
           3.9.1  Indemnification by the Company..........  33
           3.9.2  Indemnification by Holders of
                    Registrable Shares....................  34
           3.9.3  Conduct of Indemnification Proceedings..  35
           3.9.4  Contribution............................  36
           3.9.5  Underwriting Agreement to Govern........  37
     3.10  Rules 144 and 144A.............................  37
     3.11  Qualified IPO..................................  38

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES................  38
     4.1   Representations and Warranties of the
             Company......................................  38
           4.1.1  Organization............................  38
           4.1.2  Authority...............................  38
           4.1.3  Binding Obligation......................  38
           4.1.4  No Conflict.............................  39
     4.2   Representations and Warranties of
             the Stockholders.............................  39
           4.2.1  Organization............................  39
           4.2.2  Authority...............................  39
           4.2.3  Binding Obligation......................  39
           4.2.4  No Conflict.............................  39

ARTICLE 5 - TERMINATION OF AGREEMENT.....................   40

ARTICLE 6 - OBLIGATIONS OF THE COMPANY...................   40
     6.1   Financial Statements, Certifications
             and Information.............................   40
     6.2   Confidentiality...............................   41

ARTICLE 7 - PREEMPTIVE RIGHTS............................   41

ARTICLE 8 - GENERAL......................................   43
     8.1   Recapitalization, Exchanges, etc.
             Affecting the Common Stock..................   43
     8.2   Injunctive Relief.............................   43
     8.3   Notices.......................................   43
     8.4   Legend........................................   43
     8.5   Transferees Bound.............................   44
     8.6   Amendment; Waiver.............................   45
     8.7   Additional Documents..........................   45
     8.8   No Third-Party Benefits.......................   45
     8.9   Successors and Assigns........................   45
     8.10  Severability..................................   45
     8.11  Integration...................................   46
     8.12  Governing Law.................................   46
     8.13  Attorneys' Fees...............................   46
     8.14  Headings......................................   46
     8.15  Information for Notices.......................   46
     8.16  Certain Amendments to Certificate
             of Incorporation............................   46
     8.17  Counterparts..................................   47
     8.18  Consent to Jurisdiction.......................   47

     8.19  No Inconsistent Agreements....................   47
     8.20  Certain Distributions Exempt..................   47
     8.21  Certain Limitations...........................   47
     8.22  Information Regarding Beneficial
             Ownership...................................   48

                            STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT (the "AGREEMENT") is entered into as of May 7, 1996, by and among Green Equity Investors II, L.P., a Delaware limited partnership("GEI"), Brian Blechman, Neil Blechman, Ross Blechman, Steve Blechman, Dean Blechman, Stephen Welling (the foregoing individuals being referred to collectively as the "BLECHMANS"), and TLG Laboratories Holding Corp., a Delaware corporation (the "COMPANY"). Each of the parties to this Agreement (other than the Company) and any other individual, corporation, partnership, trust, unincorporated organization or a government or any agency or political subdivision thereof (a "PERSON") who shall become a party to or agree to be bound by the terms of this Agreement after the date hereof is sometimes hereinafter referred to as a "STOCKHOLDER".

                                   RECITALS

     A. Concurrently with the execution of this Agreement, the Company, GEI and the Blechmans will consummate the transactions contemplated by that certain Stock Purchase and Sale Agreement dated as of March 5, 1996, as amended by amendment dated May 6, 1996 (the "PURCHASE AGREEMENT"). The execution and delivery of this Agreement is a condition to the parties' obligations under the Purchase Agreement.

     B. Following the consummation of the transactions contemplated by the Purchase Agreement, GEI will own 480,000 shares of Common Stock, par value $1.00 per share, of the Company (the "COMMON STOCK") and 37,000 shares of 11.25% Junior Cumulative Preferred Stock, with a liquidation preference of $1,000 per share, of the Company (the "JUNIOR PREFERRED STOCK"), and the Blechmans will own 450,000 shares of Common Stock. In addition, outside investors will collectively own 70,000 shares of Common Stock and 30,000 shares of 14% Senior Cumulative Preferred Stock, with a liquidation preference of $1,000 per share, of the Company (the "SENIOR PREFERRED STOCK", and together with the Junior Preferred Stock, the "PREFERRED STOCK"). Shares of Common Stock are collectively referred to as the "SHARES."

     C. The Company and each of the Stockholders desire, for their mutual benefit and protection, to enter into this Agreement to set forth their respective rights and obligations with respect to their Shares (whether issued or acquired hereafter, including all shares of Common Stock issuable upon the exercise of warrants, options or other rights to acquire shares of Common Stock, or upon the conversion or exchange of any security ("RIGHTS")).

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                       ARTICLE 1.  Organizational Issues
                                   ---------------------

     1.1   Election of Directors.  So long as the Blechmans and any members of
           ---------------------
their immediate families, trusts for the benefit of any of the Blechmans and/or members of their immediate families, and entities which the Blechmans control (as defined in Section 2.2, below) (each individually a "BLECHMAN AFFILIATE", and, collectively, the "BLECHMAN AFFILIATES"; and, together with the Blechmans, each individually a "BLECHMAN PARTY", and, collectively, the "BLECHMAN PARTIES") shall collectively own more than thirty percent (30%) of the outstanding shares of Common Stock, the holders of a majority of the shares of Common Stock held by the Blechman Parties shall have the right to designate five individuals as nominees for election as directors of the Company (each individually, a "BLECHMAN DIRECTOR", and, collectively, the "BLECHMAN DIRECTORS"), and as directors of Twin Laboratories Inc. ("Twin"), Advanced Research Press, Inc. ("ARP") and any other future direct or indirect subsidiary of the Company (a "Future Subsidiary") (unless, in the case of a Future Subsidiary, a majority of the Blechman Directors then in office and a majority of the GEI Directors (as hereinafter defined) then in office shall agree otherwise). So long as the GEI Parties (as defined below) shall collectively own more than thirty-two percent (32%) of the outstanding shares of Common Stock, the holders of a majority of the shares of Common Stock held by the GEI Parties shall have the right to designate three individuals as nominees for election as directors of the Company (each individually, a "GEI DIRECTOR", and, collectively, the "GEI DIRECTORS") and as directors of Twin, ARP and any Future Subsidiary (unless, in the case of a Future Subsidiary, a majority of the Blechman Directors then in office and a majority of the GEI Directors then in office shall agree otherwise). GEI and its affiliates (as defined in Section 2.2 below) (each individually, a "GEI PARTY", and, collectively, the "GEI PARTIES") hereby agree to vote their Shares in favor of the election of the Blechman Directors, and the Blechman Parties hereby agree to vote their Shares in favor of the election of the GEI Directors. If at any time the holders of a majority of the shares of Common Stock held by the Blechman Parties shall notify the Company and the GEI Parties in writing of their desire to have removed from the Board of Directors of the Company (the "Board of Directors"), with or without cause, any Blechman Director, if the Blechman Parties then own more than thirty percent (30%) of the outstanding shares of Common Stock, (i) the Company shall cause the stockholders of the Company to meet within two (2) business days after the date of such notification for the purpose of considering such removal and (ii) the Blechman Parties and the GEI Parties shall, at such meeting, vote their Shares in favor of such removal. If at any time the holders of a majority of the shares of Common Stock held by the GEI Parties shall notify the Company and the Blechman Parties in writing of their desire to have removed from the Board of Directors, with or without cause, any GEI Director, if the GEI Parties then own more than thirty-two percent (32%) of the outstanding shares of Common

Stock, (i) the Company shall cause the stockholders of the Company to meet within two (2) business days after the date of such notification for the purpose of considering such removal and (ii) the Blechman Parties and the GEI Parties shall, at such meeting, vote their Shares in favor of such removal.

     1.2   Initial Board of Directors.  The Board of Directors of the Company as
           --------------------------
of the date of this Agreement consists of the following members:

     Name of Director                      Type of Nominee
     ----------------                      ---------------
     Neil Blechman                         Blechman Director

     Brian Blechman                        Blechman Director

     Ross Blechman                         Blechman Director

     Steve Blechman                        Blechman Director

     Dean Blechman                         Blechman Director

     Jonathan D. Sokoloff                  GEI Director

     John G. Danhakl                       GEI Director

     Jennifer Holden Dunbar                GEI Director

     Each of such persons shall hold such person's office until such person's death, resignation or removal or until such person's successor shall have been duly elected and qualified. Each of the parties by signing this Agreement hereby consents to the election of the nominees to such initial Board of Directors as listed above, effective as of the date of this Agreement. The boards of directors of Twin and ARP from the date hereof shall consist of the same individuals as the Board of Directors of the Company referred to above.

     1.3   Vacancies; Action by Stockholders.  If a vacancy is created on the
           ---------------------------------
Board of Directors by reason of the death, disability, removal or resignation of any director, the party, if any, which, under Section 1.1, is entitled to nominate the director whose death, disability, removal or resignation resulted in such vacancy shall be entitled to designate a new nominee to serve as director, and the Company shall cause the Stockholders to meet within two (2) business days after the date such vacancy occurs for the purpose of considering the election of the designated nominee to fill such vacancy. Each of the Blechman Parties and the GEI Parties hereby agree to vote their Shares in favor of such nominees.

     1.4   Conduct of Business.  So long as the Blechman Parties shall
           -------------------
collectively own more than thirty percent (30%) of the outstanding shares of Common Stock, notwithstanding the fact that no vote of the Board of Directors may be required, or that a lesser percentage vote may be specified by law, by the Certificate of Incorporation or By-Laws of the Company, by any agreement with any national securities exchange or otherwise, the Company shall not, except as otherwise provided or contemplated in this Agreement, consummate any of the actions referred to in clauses (i) through (xvi) of this Section 1.4 without the affirmative approval of a majority of the Blechman Directors then in office.

     So long as the GEI Parties shall collectively own more than thirty-two percent (32%) of the outstanding shares of Common Stock, notwithstanding the fact that no vote of the Board of Directors may be required, or that a lesser percentage vote may be specified by law, by the Certificate of Incorporation or By-Laws of the Company, by any agreement with any national securities exchange or otherwise, the Company shall not, except as otherwise provided or contemplated in this Agreement, consummate any of the actions referred to in clauses (i) through (xvi) of this Section 1.4 without the affirmative approval of a majority of the GEI Directors then in office.

          (i) except as otherwise contemplated in Sections 1.6, 1.7, 3.5, 3.7, 3.9, 3.11 and 8.16, the authorization for the Company or any of its subsidiaries to enter into any contract or other agreement (or series of related contracts or agreements) involving anticipated receipts or expenditures or otherwise having a total value over the term of such contract or agreement (without any present value discount) greater than $500,000, except for those contracts or other agreements entered into by the Company or any of its subsidiaries in the ordinary course of the Company's or any such subsidiary's business;

          (ii) the authorization for the Company or any of its subsidiaries to loan, advance or guarantee in excess of $250,000 to or for the benefit of any individual, corporation, partnership, trust or other entity;

          (iii) the authorization for the Company to engage in any business which was not being conducted by the Company or any of its subsidiaries as of the date of this Agreement, other than related extensions of such business;

          (iv) except as otherwise contemplated in Section 1.7 or by Exhibit O to the Purchase Agreement (including the exchange of the Senior Subordinated Notes (as defined in the Purchase Agreement) pursuant to the terms of the Registration Rights Agreement to be entered into by Natur-Pharma and the initial purchasers of the Subordinated Notes), the incurrence of indebtedness for borrowed money (including, without limitation, capitalized lease obligations or the issuance of debentures) in excess of an aggregate amount of $250,000 in the name, for the account or on behalf of the Company or any of its subsidiaries, provided, however, that the foregoing limitation shall not apply
- --------  -------
to any incurrence of indebtedness pursuant to outstanding lines of credit and other borrowing agreements previously approved in accordance with this Section
1.4 or the borrowing of money or creation of payables in the ordinary course of business and consistent with past practice for goods or services received by or for the benefit of the Company or any of its subsidiaries for periods not in excess of ninety (90) days;

          (v) except as otherwise contemplated in Section 1.7, the investment (exclusive of amounts on deposit with banks or lending institutions and short term U.S. government obligations) by the Company or any of its subsidiaries of an amount in excess of $250,000 (whether by way of exchange, purchase, loan, advance, capital contribution or otherwise) in any individual, corporation, partnership, trust or other entity (or related individuals, corporations, partnerships, trusts or other entities);

          (vi) the acquisition in any one transaction or series of related transactions, by purchase of securities or assets or otherwise, by the Company or any of its subsidiaries of any corporation, business or other enterprise for an amount in excess of $500,000 or the acquisition by the Company or any of its subsidiaries of an option to make any such investment or acquisition or the divestiture of any division or other business enterprise of the Company or any of its subsidiaries for an amount in excess of $250,000;

          (vii)   except as otherwise contemplated in Sections 1.7, 3.11 and
8.16 and in Article 7, in connection with the declaration and payment of dividends on the Preferred Stock or in connection with the TLG Laboratories Holding Corp. 1996 Stock Option Plan, the issuance and sale by the Company of Common Stock or other equity securities of the Company or of any securities convertible into or exchangeable for such Common Stock or other equity securities of the Company, or of warrants, subscriptions, options or other rights to acquire Common Stock or other equity securities of the Company or the granting of pre-emptive rights in connection with such issuance or sale;

         (viii) the relocation of the principal executive offices of the Company to a location which is more than ten (10) miles from Ronkonkoma, New York;

           (ix) the selection of the location and date of the Company's annual meeting of stockholders;

            (x) the adoption, material modification or termination of any employee benefit plan of the Company;

           (xi) the declaration of and payment of dividends on the Common Stock of the Company;

          (xii) except as otherwise provided in Section 3.11, the selection of the Company's auditors or legal counsel;

         (xiii) except as otherwise contemplated in Section 1.7, the adoption or amendment of strategic plans or operating budgets;

          (xiv) except as otherwise contemplated in Section 1.7, (a) the election, appointment, removal or other termination of any executive officer of the Company or any of its subsidiaries, other than a Blechman, (b) the Termination of Employment other than for Cause of any Blechman (but excluding Termination of Employment by reason of death or Disability) (as such terms are defined in those certain Employment Agreements dated the date hereof between the Company and each Blechman; the "Employment Agreements") or (c) the material diminution in the duties, responsibilities or reporting positions of or change of executive officer title of any Blechman from the title provided for in the Employment Agreements (except in connection with any Termination of Employment of any Blechman for Cause, death or Disability); or

          (xv)    except as otherwise contemplated in this Section 1.4 and
Section 1.7, the entering into of any contract, agreement or commitment to do, the authorization, approval, ratification or confirmation of, or the delegation of the power to act on behalf of the Company or the Board of Directors in respect of, any of the foregoing.

          (xvi) any action or determination relating to the matter referred to in Article 6.2(k)(A)(i) of the Purchase Agreement, and the entering into of any contract, agreement or commitment to do, the authorization, approval, ratification or confirmation of, or the delegation of the power to act on behalf of the Company or the Board of Directors in respect of, such matter.


     1.5   Certain Initial Executive Officers.  The executive officers of the
           ----------------------------------
Company, Natur-Pharma Inc. and Advanced Research Press, Inc., as of the date of this Agreement, shall consist of the persons set forth in Appendix A annexed hereto pursuant to the respective forms of employment agreements annexed as an Exhibit to the Purchase Agreement.

     1.6   Fundamental Corporate Actions.  So long as (i) the Blechman Parties
           -----------------------------
shall collectively own more than thirty percent (30%) of the outstanding shares of Common Stock, and (ii) the GEI Parties shall collectively own more than thirty-two percent (32%) of the outstanding shares of Common Stock (including shares of Common Stock, if any, (a) distributed by the GEI Parties to their respective equity participants in accordance with the terms of their respective limited partnership agreements, as contemplated by Section 8.20, and (b) which distributed shares referred to in clause (a) above are then owned at the relevant time by such equity participants), notwithstanding the fact that no vote of the Stockholders may be required, or that a lesser percentage vote may be specified by law, by the Certificate of Incorporation or By-Laws of the Company, by any agreement with any national securities exchange or otherwise, the Company shall not consummate any of the actions referred to in clauses (i) through (v) of this Section 1.6 without the affirmative vote of at least eighty percent (80%) of the issued and outstanding shares of Common Stock.

          So long as the Blechman Parties shall collectively own more than thirty percent (30%) of the outstanding shares of Common Stock, notwithstanding the fact that no vote of the Stockholders may be required, or that a lesser percentage vote may be specified by law, by the Certificate of Incorporation or By-Laws of the Company, by any agreement with any national securities exchange or otherwise, the Company shall not consummate any of the actions referred to in clauses (i) through (v) of this Section 1.6 without the affirmative vote of at least eighty percent (80%) of the issued and outstanding shares of Common Stock.

          (i) except as otherwise contemplated by Sections 1.7 and 8.16, the making, alteration, amendment or repeal of the Certificate of Incorporation or any part thereof, or the making, alteration, amendment or repeal of the By-laws or any part thereof, of the Company or any of its subsidiaries;

          (ii) the sale of all or substantially all of the assets of the Company or any of its subsidiaries in any one transaction or series of related transactions, except for the sale of inventory in the ordinary course of business;

         (iii) the merger, consolidation or other business combination of the Company or any of its subsidiaries with or into any other person or entity or a statutory share exchange between the Corporation or any of its subsidiaries and any other person or entity;

          (iv) the liquidation, dissolution or winding up of the Company or any of its subsidiaries; or

           (v) except as otherwise contemplated in this Section 1.6, the entering into of any contract, agreement or commitment to do, the authorization, approval, ratification or confirmation of, or the delegation of the power to act on behalf of the Company or the Board of Directors in respect of, any of the foregoing.

          Notwithstanding anything to the contrary contained herein, none of the provisions of Sections 1.4 or 1.6 shall apply to, or in any other way affect, limit or restrict, any (i) redemptions, repurchases, recapitalizations, distributions or any other transactions, involving shares of Preferred Stock in accordance with the terms thereof or (ii) action, determination or other matter by or relating to the rights or other privileges of the Buyer Indemnitees (as such term is defined in the Purchase Agreement) pursuant to Article 11 of the Purchase Agreement, which actions, determinations or other matters by or on behalf of the Company or any of its subsidiaries shall be made solely by GEI. Each of the Blechman Parties hereby agrees to vote (including any vote required in its capacity as a Director or stockholder of the Company) in favor of any such action, determination or other matter made by GEI to the extent such vote is necessary to effectuate such action, determination or other matter.

     1.7   Financial Deterioration.  Notwithstanding anything in Section 1.4 or
           -----------------------
1.6 hereof to the contrary, the provisions of Sections 1.4(i), 1.4(iv), 1.4(v), 1.4(vii), 1.4(xiii), 1.4(xiv), 1.4(xv) and Section 1.6(i) (to the extent necessary or desirable in connection with the taking of any action contemplated by the foregoing provisions of Section 1.4 referred to above in this clause 1.7) shall not apply in the event that the financial condition, liquidity or results of operations of the Company and its subsidiaries on a consolidated basis have declined such that (i) the Company has been, or reasonably expects to be unable to, satisfy its material financial obligations, including but not limited to, its obligations to pay principal or interest in respect of borrowed money or other financial obligations (including, without limitation, capitalized and operating lease obligations) or its payables substantially consistent with past practice or (ii) an event of default has occurred and continued for more than ninety (90) days under any material note, bond, mortgage, indenture, deed of trust, lease or other material financial instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties are bound or affected, as a result of the breach of any financial or other material covenant or obligation therein, and such event of default could reasonably be expected to give rise to a Material Adverse Effect (as defined in the Purchase Agreement).

     1.8   Director Insurance.  The Company shall provide directors liability
           ------------------
insurance for all members of its Board of Directors, in an amount reasonably determined by the Company.


                     ARTICLE 2.  Restrictions on Transfer
                                 ------------------------

     2.1   General Restrictions on Transfer.  Each Stockholder agrees that such
           --------------------------------
Stockholder will not, directly or indirectly, sell, hypothecate, give, bequeath, transfer, assign, pledge or in any other way whatsoever encumber or dispose of (any such event, a "TRANSFER") any Shares now or hereafter at any time owned by such Stockholder (or any interest therein) to another Person ("TRANSFEREE"), to the extent such Transfer is prohibited by this

Agreement. The Company shall not transfer upon its books any Shares to any Person to the extent prohibited by this Agreement and any purported transfer in violation hereof shall be null and void and of no effect.

     2.2   Compliance with Securities Laws.  No Stockholder shall Transfer any
           -------------------------------
Shares, and the Company shall not transfer on its books any Shares, unless (a) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission (as defined in Section 3.1) thereunder, all as the same shall be in effect at the time (the "SECURITIES ACT") and is in compliance with any applicable state securities or blue sky laws or (b) such Stockholder shall have furnished the Company with an opinion of counsel, to the extent reasonably required by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act; provided, that any Transfer made by a Stockholder which is a
                    --------
state-sponsored employee benefit plan to a successor trust or fiduciary or pursuant to a statutory reconstitution shall be expressly permitted and no opinions of counsel shall be required in connection therewith. As used in this Agreement, the term "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, however, that no Stockholder shall be deemed
                          --------
an affiliate of any other Stockholder solely by reason of any investment in the Company. For purposes of this Agreement, the term "CONTROL", (including, with correlative meanings, the terms "controlling", "controlled by", and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     2.3   Agreement to be Bound.  No Transfer of Shares by a Stockholder shall
           ---------------------
be effective (and the Company shall not transfer on its books any Shares) unless
(i) the certificates representing such Shares issued to the Transferee shall bear the legend provided in Section 8.4 herein, if required by such Section 8.4, and (ii) the Transferee shall have executed and delivered to the Company, as a condition precedent to such Transfer, an instrument or instruments in form and substance satisfactory to the Company confirming that the Transferee agrees to be bound, as a Stockholder, by the terms of this Agreement and accepts the rights and obligations set forth hereunder; provided, however, that in the case
                                            --------
of a Transfer other than by and among the Blechman Parties or by and among the GEI Parties, the Transferee expressly agrees that such Transferee is not granted any benefits or rights and is not subject to any obligations under Article 1,
Section 2.4, Section 2.8, or Article 7 of this Agreement; provided further, that
                                                          -------- -------
the conditions set forth in
this Section 2.3 shall not apply to any sale of Shares pursuant to an effective registration statement under the Securities Act or, provided such sale is not to an affiliate of the Company, pursuant to Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any other similar regulation hereafter adopted by the SEC ("RULE 144").

     2.4   Tag-Along Rights for the Blechman Parties.
           -----------------------------------------

           2.4.1  Right to Participate in Sale.  (a)  If at any time any GEI
                  ----------------------------
Parties propose to enter into an agreement (or substantially contemporaneous agreements, whether or not with the same or affiliated parties) to sell or otherwise dispose of for value any Shares of Common Stock in one or more related transactions which will result in (i) the transfer of at least five percent (5%) of the outstanding Shares of Common Stock of the Company or (ii) the transferee of such Shares holding more than fifty percent (50%) of the outstanding Shares of Common Stock (such sale or other disposition for value being referred to as a "TAG-ALONG SALE"), then such GEI Parties shall afford the Blechman Parties (each individually a "TAG-ALONG STOCKHOLDER" and, collectively, the "TAG-ALONG STOCKHOLDERS") the opportunity to participate proportionately in such Tag-Along Sale in accordance with this Section 2.4. The number of Shares of Common Stock that each Tag-Along Stockholder will be entitled to include in such Tag-Along Sale (the "TAG-ALONG ALLOTMENT") shall be determined by multiplying (i) the number of Shares of Common Stock held by such Tag-Along Stockholder as of the close of business on the day immediately prior to the Tag-Along Notice Date (as hereinafter defined) by (ii) a fraction, the numerator of which shall equal the number of Shares of Common Stock proposed by the GEI Parties to be sold or otherwise disposed of pursuant to the Tag-Along Sale and the denominator of which shall equal the total number of Shares of Common Stock that are beneficially owned by the GEI Parties as of the close of business on the day immediately prior to the Tag-Along Notice Date (the "GEI FRACTION"); provided,
                                                                     --------
however, that if any of the Blechman Parties fails to elect to participate in a
- -------
Tag-Along Sale, GEI shall give notice of such failure to the other Tag-Along Stockholders. Such notice shall be made by telephone and confirmed in writing within two (2) days. The other Tag-Along Stockholders shall have three (3) days from the date such notice was given to agree to sell their pro rata share of any unsold portion. For purposes of this Section 2.4.1, a Tag-Along Stockholder's pro rata share of any unsold portion shall be equal to the number of shares obtained by dividing (A) the GEI Fraction times the total number of Shares of
            --------                      -----
Common Stock that are held by the Blechman Parties that are not participating in the Tag-Along Sale by (B) the number of Tag-Along Stockholders, provided,
                   --                                           --------
further, that in negotiating a Tag-Along Sale, such GEI Parties shall provide
- -------
that the liability of the Tag-Along Stockholder with respect to any representation and warranty or covenant made in connection with any Transfer is the several liability of such Tag-Along Stockholder (and not joint with any other person) and that such liability is limited to the amount of proceeds actually received by such Tag-Along Stockholder.

          2.4.2  Sale Notice.  The relevant GEI Parties shall provide each
                 -----------
Tag-Along Stockholder and the Company with written notice (the "TAG-ALONG SALE NOTICE") not more than sixty (60) days nor less than thirty (30) days prior to the proposed date of the Tag-Along Sale (the "TAG-ALONG SALE DATE"). Each Tag-Along Sale Notice shall be accompanied by a copy of any written agreement relating to the Tag-Along Sale and shall set forth: (i) the name and address of each proposed Transferee of Shares in the Tag-Along Sale; (ii) the number of Shares proposed to be Transferred by such GEI Parties; (iii) the proposed amount and form of consideration to be paid for such Shares and the terms and conditions of payment offered by each proposed Transferee; (iv) the aggregate number of Shares held of record by the GEI Parties as of the close of business on the day immediately prior to the date of the Tag-Along Notice (the "TAG-ALONG NOTICE DATE"); (v) the Tag-Along Stockholder's Tag-Along Allotment assuming the Tag-Along Stockholder elected to sell the maximum number of Shares possible;
(vi) confirmation that the proposed Transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase Shares from any Tag-Along Stockholder in accordance with the terms hereof; and (vi) the Tag-Along Sale Date.

          2.4.3  Tag-Along Notice.  Any Tag-Along Stockholder wishing to
                 ----------------
participate in the Tag-Along Sale shall provide written notice (the "TAG-ALONG NOTICE") to the relevant GEI Parties no less than ten (10) days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of Shares that such Tag-Along Stockholder elects to include in the Tag-Along Sale, which shall not exceed such Tag-Along Stockholder's Tag-Along Allotment. The Tag-Along Notice given by any Tag-Along Stockholder shall constitute such Tag-Along Stockholder's binding agreement to sell the Shares specified in the Tag-Along Notice on the terms and conditions applicable to the Tag-Along Sale; provided,
                                                                     --------
however, that in the event that there is any material change in the terms and conditions of such Tag-Along Sale applicable to the Tag-Along Stockholder (including, but not limited to, any decrease in the purchase price that occurs other than pursuant to an adjustment mechanism set forth in the agreement relating to the Tag-Along Sale) after such Tag-Along Stockholder gives its Tag-Along Notice, then, notwithstanding anything herein to the contrary, the Tag-Along Stockholder shall have the right to withdraw from participation in the Tag-Along Sale with respect to all of its Shares affected thereby. If the proposed Transferee does not consummate the purchase of all of the Shares requested to be included in the Tag-Along Sale by any Tag-Along Stockholder on the same terms and conditions applicable to the GEI Parties, then such GEI Parties shall not consummate the Tag-Along Sale of any of its Shares to such Transferee, unless the shares of such GEI Parties and the Tag-Along Stock-holders are reduced or limited pro rata in proportion to the
                               --- ----
respective number of shares actually sold in any such Tag-Along Sale and all other terms and conditions of the Tag-Along Sale are the same for such GEI Parties and the Tag-Along Stockholders, subject to the last proviso set forth in
Section 2.4.1.

     If a Tag-Along Notice from any Tag-Along Stockholder is not received by such GEI Parties prior to the ten (10) day period specified above, such GEI Parties shall have the right to consummate the Tag-Along Sale without the participation of such Tag-Along Stockholder, but only on terms and conditions which are no more favorable in any material respect to such GEI Parties (and in any event, at no greater a purchase price, except as the purchase price may be adjusted pursuant to the agreement relating to the relevant Tag-Along Sale) than as stated in the Tag-Along Sale Notice and only if such Tag-Along Sale occurs on a date within sixty (60) days of the Tag-Along Sale Date. If such Tag-Along Sale does not occur within such sixty (60) day period, the Shares that were to be subject to such Tag-Along Sale thereafter shall continue to be subject to all of the restrictions contained in this Agreement, including the provisions of this Article 2.

          2.4.4  Delivery of Certificates.  On the Tag-Along Sale Date, each
                 ------------------------
Tag-Along Stockholder shall deliver a certificate or certificates for the Shares to be sold in connection with the Tag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the Transferee in the manner and at the address indicated in the Tag-Along Notice against delivery of the purchase price for such Shares.

          2.4.5  Exempt Transfers.  The provisions of this Section 2.4 shall
                 ----------------
not apply:

           (i) to any sale or other disposition of Shares by and among GEI Parties;

           (ii) to any sale or other disposition of Shares by and among Blechman Parties (excluding Stephen Welling and Persons who are Blechman Parties solely because they are members of the immediate family of Stephen Welling, trusts for the benefit of Stephen Welling or any member of his immediate family or entities which Stephen Welling controls);

           (iii) to any sale or other disposition of Shares by and among Stephen Welling and Persons who are Blechman Parties solely because they are members of the immediate family of Stephen Welling, trusts for the benefit of Stephen Welling or any member of his immediate family or entities which Stephen Welling controls;

           (iv) to any sale of Shares to the public pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144;

           (v) from and after one hundred and eighty (180) days after a Public Offering Event or a Qualified IPO. For the purposes of this Agreement, a "PUBLIC OFFERING EVENT" shall mean the first date after which at least twenty percent (20%) of the Company's outstanding shares of Common Stock is publicly held and such Common Stock is listed or admitted to trading on a national securities exchange or quoted on the National Association of Securities Dealers, Inc.'s National Market System or Small Capitalization System (an "ACTIVE TRADING MARKET") and a Qualified IPO shall mean the initial bona fide, registered underwritten public offering of shares of Common Stock to be sold by the Company to the public as contemplated by Section 3.11;

           (vi) any bona fide pledge of Shares to a commercial bank, savings and loan institution or any other similar lending institution as security for any indebtedness to such lender, provided that prior to any such
                                          --------
     pledge, the Stockholders are informed in writing of such pledge and the pledgee shall deliver to the Company its written agreement, in form and substance satisfactory to the Company, that upon any foreclosure such pledgee shall comply with the terms of Section 2.3 of this Agreement; or

          (vii) to any sale or other disposition by Stockholders of shares of Preferred Stock.


          2.4.6    Tag-Along Rights for the GEI Parties.  The GEI Parties
                   ------------------------------------
shall be entitled to participate on a "tag-along" basis in connection with any sales or other dispositions for value by the Blechman Parties (a "BLECHMANS TAG-ALONG SALE") on the same terms and conditions, and subject to the same exceptions, as the Blechman Parties are entitled to participate in any Tag-Along Sale by the GEI Parties as set forth in Sections 2.4.1 through 2.4.5 hereof, and such provisions shall apply with full force and effect, with appropriate modifications as to the identities of parties, with respect to any such Blechmans Tag-Along Sale.

     2.5   Cooperation by the Company.  The Company will provide reasonable
           --------------------------
assistance to any Blechman Party or any GEI Party seeking to sell its Shares, provided that the Company shall not be required to provide any confidential information to any prospective purchaser who has not executed a confidentiality agreement in form reasonably satisfactory to the Company. Any reasonable out-of-pocket costs to the Company of providing such assistance shall be paid pro rata by each Stockholder seeking to sell its Shares. The Company will also cooperate with any Blechman Party or any GEI Party in having all stop transfer instructions or notations and restrictive legends lifted in connection with the sale (other than to an affiliate of the Company) of Shares pursuant to Rule 144 promulgated under the Securities Act; provided that in such a case the selling

Stockholder shall be required to provide the Company with the opinion provided for in Section 2.2(b).

     2.6   Improper Transfer.  Any attempt to Transfer or otherwise encumber any
           -----------------
Shares in violation of this Agreement shall be null and void and neither the Company nor any transfer agent of such Shares shall give any effect to such attempted Transfer or encumbrance in its stock records.

     2.7   Involuntary Transfer.  In the case of any Transfer of title or
           --------------------
beneficial ownership of Shares upon default, foreclosure, forfeit, court order, or otherwise than by a voluntary decision on the part of a Stockholder (an "INVOLUNTARY TRANSFER"), such Stockholder (or his legal representatives) shall promptly (but in no event later than two (2) Business Days after such Involuntary Transfer) furnish written notice to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the Person to whom such Shares have been transferred, giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer.

     2.8   Certain Blechman and GEI Veto Rights.
           ------------------------------------

          2.8.1  Blechman Veto on Certain Sales by GEI Parties.  Notwithstanding
                 ---------------------------------------------
anything in this Agreement to the contrary, except for Transfers exempted from the provisions of Section 2.4 by the provisions of Section 2.4.5 and Transfers permitted by Section 8.20, prior to the occurrence of a Public Offering Event or a Qualified IPO and so long as the Blechman Parties shall collectively own more than thirty percent (30%) of the outstanding shares of Common Stock, but in no event longer than five (5) years from the date of this Agreement, without the prior written consent of the Blechman Parties (which consent shall not be unreasonably withheld), the GEI Parties may not Transfer any of the Shares owned by any of the GEI Parties as of the date of this Agreement; it being understood that if the Blechman Parties withhold such consent with respect to any such Transfer by a GEI Party to any Person listed on Schedule I hereto, such consent shall be deemed not to have been unreasonably withheld. In addition to any other notice that may be required pursuant to the terms of this Agreement, GEI agrees to give the Blechmans at least ten (10) days' advance written notice of any proposed Transfer which requires consent pursuant to this Section 2.8.1, including the number of Shares to be transferred and the identity of the proposed transferee. For the purposes of this Section 2.8.1, the consent of the Blechman Parties shall mean the consent of Blechman Parties holding a majority of the Shares held by the Blechman Parties.

          2.8.2  GEI Veto on Certain Sales by Blechman Parties.  Notwithstanding
                 ---------------------------------------------
anything in this Agreement to the contrary, except for Transfers exempted from the provisions of Section 2.4 by the provisions of Section 2.4.5, prior to the occurrence of a Public Offering Event or a Qualified IPO and so long as the GEI Parties shall collectively own more than thirty-two percent (32%) of the outstanding shares of the Common Stock, but in no event longer than five (5) years from the date of this Agreement, without the prior written consent of GEI (which consent shall not be unreasonably withheld), the Blechman Parties may not Transfer any of the Shares owned by any of the Blechman Parties as of the date of this Agreement. In addition to any other notice that may be required pursuant to the terms of this Agreement, the Blechman Parties agree to give GEI at least ten (10) days' advance written notice of any proposed Transfer which requires consent pursuant to this Section 2.8.2, including the number of Shares to be Transferred and the identity of the proposed transferee.


                       ARTICLE 3.  Registration Rights.
                                   -------------------

     3.1   Definitions.
           -----------

          "BLECHMANS HOLDER" means a Holder of Registrable Blechmans Shares, including a Transferee of Registrable Blechman Shares if (i) the Transfer to such Transferee is not prohibited by this Agreement, and (ii) the Shares Transferred to such Transferee continue to be Registrable Shares.

          "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "DEMAND" shall mean any of a GEI Demand (as defined in Section 3.2.1(a)) or a Blechman Demand (as defined in Section 3.2.1(b)).

          "DEMAND REGISTRATION" shall mean any of a GEI Demand Registration (as defined in Section 3.2.1(a)), or a Blechmans Demand Registration (as defined in
Section 3.2.1(b)).

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission (as defined in Section 3.1) thereunder.

          "GEI HOLDER" means a Holder of Registrable GEI Shares, including a Transferee of Registrable GEI Shares if (i) the Transfer to such Transferee is not prohibited by this Agreement, and (ii) the Shares Transferred to such Transferee continue to be Registrable Shares.

          "HOLDER" means a Holder of Registrable Shares. A Person is deemed to be a Holder of Registrable Shares whenever such Person owns Registrable Shares; provided, however, that unless the Company is otherwise notified by the Holder
- --------
of Registrable Shares, the Holder of Registrable Shares shall be deemed to be that Person set forth on the books and records of the Company or the registrar for such Registrable Shares.

          "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          "REGISTRABLE GEI SHARES" means the Shares of Common Stock issued pursuant to the Purchase Agreement to the GEI Parties or subsequently acquired by the GEI Parties (and any securities issued or issuable with respect to such Common Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise); and "REGISTRABLE BLECHMANS SHARES" means the shares of Common Stock issued pursuant to the Purchase Agreement to the Blechman Parties or subsequently acquired by the Blechman Parties (and any securities issued or issuable with respect to such Common Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise) (collectively, together with the Registrable GEI Shares, the "REGISTRABLE SHARES"); provided,
                                                                     --------
however, that any such shares will cease to be Registrable Shares when (i) a registration statement covering such Registrable Shares has been declared effective and such Registrable Shares have been disposed of pursuant to such effective registration statement, or (ii) such Registrable Shares are distributed to the public pursuant to Rule 144.

     "SELLING HOLDER" means, with respect to any registration statement, any Holder whose Registrable Shares are included therein.

     3.2   Demand Registrations.
           --------------------

           3.2.1  Number of Registrations.
                  -----------------------

          (a) GEI Holders' Demand Rights. Commencing on the earlier of (i) the date that is nine (9) months after the earlier of a Public Offering Event or a Qualified IPO, and (ii) the second anniversary of the date of this Agreement, GEI Holders holding an aggregate number of Registrable GEI Shares at least equal to twenty-five percent (25%) of the number of Registrable GEI Shares on the date hereof shall be entitled to make written request (a "GEI DEMAND") of the Company to register all or part of their Registrable GEI Shares under the Securities Act (including, but not limited to, a shelf registration under Rule 415 promulgated under the Securities Act) (a "GEI DEMAND REGISTRATION"); provided, however, that
                                                         --------
not more than an aggregate of two (2) GEI Demand Registrations with respect to the Registrable GEI Shares may be made pursuant to the rights granted by this
Section 3.2.1(a); and provided, further that if one or more of the GEI Parties
                      --------  -------
have not registered all or part of their

Registrable Shares through the first GEI Demand Registration, then one or more GEI Holders holding an aggregate number of Registrable GEI Shares at least equal to twenty percent (20%) of the Registrable GEI Shares on the date hereof shall be entitled to make the second GEI Demand; and provided, further that the first
                                               --------  -------
GEI Demand Registration must cover an aggregate number of Registrable GEI Shares at least equal to twenty-five percent (25%) of the number of Registrable GEI Shares on the date hereof and the second GEI Demand Registration must cover an aggregate number of Registrable GEI Shares at least equal to twenty percent (20%) of the number of Registrable GEI Shares on the date hereof.

          (b)   Blechmans Holders' Demand Rights.  Commencing on the earlier of
                --------------------------------
(i) the date that is nine (9) months after the earlier of a Public Offering Event or a Qualified IPO, and (ii) the second anniversary of the date of this Agreement, Blechman Holders holding an aggregate number of Registrable Blechmans Shares at least equal to twenty-five percent (25%) of the number of Registrable Blechmans Shares on the date hereof shall be entitled to make written request (a "BLECHMAN DEMAND") of the Company to register all or part of their Registrable Blechmans Shares under the Securities Act (including, but not limited to, a shelf registration under Rule 415 promulgated under the Securities Act) (a "BLECHMAN DEMAND REGISTRATION"); provided, however, that not more than an
                                 --------
aggregate of two (2) Blechman Demand Registrations with respect to the Registrable Blechmans Shares may be made pursuant to the rights granted by this
Section 3.2.1(b); and provided, further that if one or more of the Blechmans
                      --------  -------
have not registered all or part of their Registrable Blechmans Shares through the first Blechman Demand Registration, then one or more Blechman Holders holding an aggregate number of Registrable Blechmans Shares at least equal to twenty percent (20%) of the Registrable Blechmans Shares on the Date hereof shall be entitled to make the second Blechman Demand; and provided, further that
                                                          --------  -------
the first Blechman Demand Registration must cover an aggregate number of Registrable Blechmans Shares at least equal to twenty-five percent (25%) of the number of Registrable Blechmans Shares on the date hereof and the second Blechman Demand Registration must cover an aggregate number of Registrable Blechmans Shares at least equal to twenty percent (20%) of the number of Registrable Blechmans Shares on the date hereof.

          (c)   Selection of Underwriter.  Any Demand Registration hereunder
                ------------------------
shall be on any appropriate form under the Securities Act permitting registration of such Registrable Shares for resale by the Holders in the manner or manners designated by them (including, without limitation, pursuant to one or more underwritten offerings). The determination of whether the offering will involve an underwritten offering shall be made by: (i) in the case of a GEI Demand Registration, by Holders of a majority of the Registrable GEI Shares to be included in such registration, and (ii) in the case of a Blechmans Demand

Registration, by Holders of a majority of the Registrable Blechman Shares to be included in such registration; provided, however, that the selection of
                               --------
investment bankers, managers and counsel shall be made by the Company, which such investment bankers, managers and counsel shall be reasonably satisfactory to the Holders of a majority of the Registrable Shares to be included in such registration of the party which initiated such Demand Registration (i.e. GEI Holders or Blechmans Holders, as the case may be)(the "INITIATING HOLDERS"). If requested, the Company shall enter into an underwriting or purchase agreement with an investment banking firm in connection with a Demand Registration, containing representations, warranties, indemnities and agreements then customarily included in underwriting or purchase agreements by such underwriter with respect to secondary distributions of securities.

          3.2.2   Registration.  The Company shall file a registration statement
                  ------------
with respect to each Demand Registration and use its best efforts to cause the same to be declared effective as promptly as practicable following such Demand, but not later than one hundred twenty (120) days thereafter; provided, however,
                                                             --------
that the Company shall not be required to expend unreasonable sums in discharging its obligations under this Article 3. Unless all of the Registrable Shares covered by the registration statement have earlier been sold or withdrawn from sale, the Company shall keep any such Registration Statement effective for a period of at least one hundred eighty (180) days after such registration statement is first declared effective plus a period equal to (x) any period during which the Selling Holders are prohibited from making sales because of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court plus (y) any Demand Suspension Period (as defined below) plus (z) any holdback period pursuant to Section 3.6 that occurs while the registration statement is effective (the "DEMAND PERIOD") and a registration will not count as a Demand Registration unless it is declared effective by the Commission and remains effective until the earlier of such time as all of the Registrable Shares included on a demand basis in such registration have been sold or disposed of or withdrawn from sale by the Selling Holders or the expiration of the Demand Period or, if the registration remains effective for a shorter period, the Selling Holders have sold at least eighty percent (80%) of their Registrable Shares included in such Demand Registration. In addition, a request for registration shall not be deemed to constitute a Demand Registration for purposes of the preceding sentence if: (i) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied other than by reason of some act or omission by the Selling Holders; (ii) the Company voluntarily takes any action that would result in the Selling Holders not being able to sell such Registrable Shares covered thereby during the Demand Period;
(iii) after it has become effective, such Demand Registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court and such order, injunction or requirement is not promptly withdrawn or lifted, and such Demand Registration has not otherwise remained effective for the Demand Period (including effective periods both before and after the order, injunction or requirement is made or imposed); or (iv) such Demand Registration does not involve an underwritten offering and the Selling Holders determine not to proceed following any delay imposed hereunder by the Company; provided,
                                                                 --------
however, that prior to such a delay under this clause (iv), the Selling Holders have not sold more than eighty percent (80%) of the Registrable Shares included in such Demand Registration. Notwithstanding the foregoing, the Company may, at any time, delay the filing or delay or suspend the effectiveness of the Demand Registration or, without suspending such effectiveness, instruct the Selling Holders not to sell any securities included in the Demand Registration, if the Company shall have determined in good faith (as evidenced by a Board resolution delivered to the Selling Holders) that proceeding with the Demand Registration at such time may have a material adverse effect on the Company or the Company shall have determined upon the advice of counsel that it would be required to disclose any actions taken by the Company in good faith and for valid business reasons, including without limitation, the acquisition or divestiture of assets, which disclosure may have a material adverse effect on the Company or on such actions (a "DEMAND SUSPENSION PERIOD"), by providing the Selling Holders with written notice of such Demand Suspension Period and the reasons therefor. The Company shall use its best efforts to provide such notice at least ten (10) days prior to the commencement of such a Demand Suspension Period; provided, however,
                                                              --------  -------
that in any event the Company shall provide such notice no later than the commencement of such Demand Suspension Period; and provided, further, that in no
                                                   --------  -------
event shall the Demand Suspension Periods exceed one hundred twenty (120) days in any three hundred sixty (360) day period.

          The Company further agrees to supplement or amend such registration statement with respect to such Demand Registration, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act for the registration of securities or as reasonably requested (which request shall result in the filing of a supplement or amendment subject to approval thereof by the Company, which approval shall not be unreasonably withheld) by any Selling Holder or any managing underwriter of Registrable Shares to which such Demand Registration relates, and the Company agrees to furnish to the Selling Holders (and any managing underwriter) copies, in substantially the form proposed to be used and/or filed, of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company shall amend or supplement the registration statement with respect to such Demand Registration no less frequently than every forty five (45) days to update the list of Selling Holders pursuant to written requests by such Holders.

          3.2.3   Inclusion of Registrable Shares.  Any written request for a
                  -------------------------------
Demand shall specify the number of Registrable Shares to be registered and the intended methods of disposition thereof. Within ten (10) days after receipt of such Demand, the Company shall give written notice of such registration request to all Holders of Registrable Shares which have not yet utilized all of the Demand Registrations to which they are entitled under this Agreement, and the Company shall include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the date on which such notice is given. Each such request shall also specify the aggregate number of Registrable Shares to be registered. If the GEI Holders and the Blechmans Holders elect to participate in the Demand Registration, the Demand will count toward the number of Demands permitted to each of the GEI Holders and the Blechman Holders if the number of Registrable Shares to be included in such Demand Registration by the GEI Holders or the Blechman Holders, as the case may be, is equal to or exceeds ten percent (10%) of the number of Registrable GEI Shares or Registrable Blechman Shares on the date hereof, as the case may be (subject at all times to the limitations regarding the definition of "Demand Registration" contained in Sections 3.2.2 and 3.2.4). The Company may also include in such Demand Registration shares of Common Stock for the account of the Company and any other Persons who hold shares of Common Stock.

          3.2.4   Priority on Demand Registrations.  If a Demand Registration is
                  --------------------------------
an underwritten registration and the managing underwriters of such offering determine that the aggregate number of (i) Registrable Shares of the Selling Holders exercising their rights to participate in the Demand Registration on a demand basis, pursuant to this Section 3.2; (ii) Shares of the Company; and
(iii) Shares of any other Persons entitled to participate in such Demand Registration, in each case proposed to be included in such registration statement, exceeds the maximum number of Shares that can reasonably be expected to be sold within a price range acceptable to the Company and the Initiating Holders, then the number of shares to be offered for the account of the Company and for the account of all such other Persons, other than holders of Registrable Shares participating on a demand basis, participating in such registration shall be reduced or limited pro rata (and to zero, if necessary) in proportion to the
                      --- ----
respective number of Shares requested to be registered to the extent necessary to reduce the total number of Shares requested to be included in such registration statement to the maximum number of Shares that can reasonably be expected to be included therein and still satisfy such price requirement. If the foregoing market "cutback" does not reduce the aggregate number of Shares proposed to be included in the registration statement to the maximum number of Shares that can reasonably be expected to be sold within the price range acceptable to the Company and the Initiating Holders, the Company shall include in such registration, Registrable Shares of such Selling Holders pro rata among all such Selling
                                           --- ----
Holders on the basis of the number of Registrable Shares of the Company requested to be included by all Selling Holders who have requested that Registrable Shares owned by them be so included. Any request for registration with respect to which such a market "cutback" with respect to the Selling Holders occurs shall be deemed to constitute a Demand Registration for all purposes of this Article 3; provided, however, that if any such market "cutback"
                            --------
occurs with respect to a Demand Registration in which the GEI Holders and Blechmans Holders are participating and all such Selling Holders are not able to sell at least eighty percent (80%) of the Registrable Shares which such Holders proposed to sell pursuant to such Demand Registration, then such request for registration will not count against the number of Demands to which the Initiating Holders are entitled pursuant to Section 3.2 hereof.

          3.2.5   Compliance.  Notwithstanding any other provisions hereof, the
                  ----------
Company shall use its best efforts to ensure that (i) any registration statement filed in connection with a Demand Registration or a Qualified IPO, and any amendment thereto, and any prospectus forming a part thereof, and any supplement thereto, complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any registration statement filed in connection with a Demand Registration or a Qualified IPO, and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any registration statement filed in connection with a Demand Registration or a Qualified IPO, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading.

     3.3   Piggyback Registration.
           ----------------------

          3.3.1   Right to Include Registrable Shares.  If the Company at any
                  -----------------------------------
time proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Shares for a public offering under the Act (other than on a registration statement (i) on Form S-4 or Form S-8 or any successor form thereto or (ii) filed in connection with an exchange offer), the Company shall give written notice of the proposed registration to each Holder at least fifteen (15) days prior to the filing thereof, and each Holder shall have the right to request that all or any part of its Registrable Shares be included in such registration by giving written notice to the Company within fifteen (15) days after the giving of such notice by the Company. If the registration statement is to cover an underwritten offering, such Registrable Shares shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

           3.3.2   Priority on Piggyback Registrations.
                   -----------------------------------

          (a)  Company Registrations.  If the registration is an underwritten
               ---------------------
primary registration on behalf of the Company and the managing underwriter(s) of such offering determine in their good faith judgment that the aggregate number of securities, including Registrable Shares, of the Company which all Holders and all other security holders of the Company, pursuant to contractual rights to participate in such registration (the "OTHER HOLDERS"), propose to include in such registration statement exceeds the maximum number of securities, including Registrable Shares, that can reasonably be expected to be sold in such offering without materially and adversely affecting the marketability of the offering or the selling price to be obtained, the Company will include in such registration, first, the shares of Common Stock or other securities which the Company proposes to sell and, second, the Registrable Shares of such Selling Holders and other securities to be sold for the account of Other Holders, pro rata among all such
                                                        --- ----
Selling Holders and Other Holders, taken together, on the basis of the number of Registrable Shares or other securities of the Company requested to be included by all Selling Holders and Other Holders who have requested that securities owned by them be so included (it being agreed and understood, however, that such managing underwriter(s) shall have the right to eliminate entirely the participation in such registration of all Selling Holders and Other Holders); provided, that if such registration contemplates an "over-allotment option" on
- --------
the part of the underwriters, to the extent such over-allotment option is exercised and Holders of Registrable Shares were excluded from registering any Registrable Shares pursuant to the priority provisions of this Section 3.3.2(a), then the over-allotment option shall, if agreed to by the managing underwriter, be exercised with respect to such Registrable Shares to the extent of such exclusion.

           (b) Selling Holders' Registration.  If the registration is an
               -----------------------------
underwritten secondary registration on behalf of the Selling Holders pursuant to
Section 3.2 hereof, and the managing underwriter(s) determine that the aggregate number of securities which all Selling Holders, the Company and all Other Holders propose to include in such registration exceeds the maximum number of securities that can reasonably be expected to be sold within the price range acceptable to the Company and the Initiating Holders, the Company will include in such registration, first, the Registrable Shares of the Selling Holders participating in such registration on a demand basis in accordance with Section
3.2.4 hereof, and, second, any securities to be sold for the account of the Company, securities to be sold for the account of the Selling Holders participating in such offering on a piggyback basis and any securities to be sold for the account of the Other Holders electing to include (but not being entitled to demand inclusion of) securities in such registration, pro rata among the Company, all
                                               --- ----
such Selling Holders and all such Other Holders, taken together, on the basis of the number of Shares or other securities to be sold by the Company in the absence of such pro ration, the number of Registrable Shares or other securities
                --- ------
requested to be included by all such Selling Holders and the number of Shares or other securities requested to be included by all such Other Holders (it being agreed and understood, however, that such managing underwriter(s) shall have the right to eliminate entirely the participation therein of the Company and of all such Selling Holders and Other Holders with respect to such securities since they are not entitled to demand inclusion of such securities); provided, that if
                                                               --------
such registration contemplates an "over-allotment option" on the part of underwriters, to the extent such over-allotment option is exercised and Holders of Registrable Shares were excluded from registering any Registrable Shares pursuant to the priority provisions of this Section 3.3.2(b), then the over-allotment option shall, if agreed to by the managing underwriter, be exercised with respect to such Registrable Shares to the extent of such exclusion.

          (c)  Other Holders' Registration.  If the registration is an
               ---------------------------
underwritten secondary registration on behalf of any of the Other Holders pursuant to demand registration rights and the managing underwriters determine that the aggregate number of securities which all Selling Holders, the Company and all Other Holders propose to include in such registration exceeds the maximum number of securities that should be included therein, the Company will include in such registration, first, the securities to be sold for the account of the Other Holders demanding registration (but only to the extent such Other Holders are entitled to demand inclusion thereof), second, any securities to be sold for the account of the Company, and, third, the Registrable Shares of such Selling Holders and other securities to be sold for the account of the Other Holders electing to include (but not being entitled to demand inclusion of) securities in such registration, pro rata among all such Selling Holders and
                                 --- ----
Other Holders, taken together, on the basis of the number of Registrable Shares or other securities of the Company requested to be included by all Selling Holders and such Other Holders who have requested that securities owned by them be included (it being agreed and understood, however, that such managing underwriter(s) shall have the right to eliminate entirely the participation therein of all such Selling Holders and Other Holders with respect to such securities since they are not entitled to demand inclusion of such securities).

          (d)  Underwriters.  Registrable Shares proposed to be registered and
               ------------
sold for the account of any Selling Holder pursuant to a piggyback registration shall be sold to prospective underwriters selected or approved by the Company, and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company, the Initiating Holders, if any, and/or Other Holders demanding registration and such prospective underwriters. The Selling Holders shall be permitted to withdraw all or a part of the Registrable Shares held by such Selling Holders which were to be included in such piggyback registration at any time prior to the effective date of such registration. The Company may withdraw any registration statement for such registration at any time before it becomes effective, or postpone the offering of securities, without obligation or liability to any Selling Holder participating on a piggy-back basis.

     3.4   Registration Statement.  In connection with any registration of
           ----------------------
Registrable Shares under the Securities Act pursuant to this Agreement, the Company will furnish each Selling Holder and each underwriter, if any, with a copy of the registration statement and all amendments thereto and will supply each such Selling Holder with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in each case including all exhibits, and such other documents as may be reasonably requested, in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Shares covered by such registration statement or prospectus). The Company shall not, however, be required to maintain the registration statement relating to a Demand Registration and to supply copies of a prospectus for a period beyond the Demand Period, and, at the end of such period, the Company may deregister any Registrable Shares covered by such registration statement and not then sold or distributed. In connection with any such registration of Registrable Shares, the Company will, at the request of the managing underwriter with respect thereto (or, if not an underwritten offering, at the request of Selling Holders holding a majority of the Registrable Shares to be included in the registration) use its best efforts to register or qualify such Registrable Shares for sale under the securities laws of such states as is reasonably requested to permit the distribution of such Registrable Shares and to use its reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective and to do such other acts or things reasonably necessary to enable the disposition in such jurisdictions of the securities covered by the applicable registration statement in accordance with applicable "blue sky" securities laws of such jurisdictions; provided, however, that the Company shall not be required in connection
- --------  -------
therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or become subject to taxation in any jurisdiction.

     In connection with any offering of Registrable Shares registered pursuant to this Agreement, the Company shall (i) furnish each Selling Holder, at the Company's expense and at least three (3) business days prior to the sale of any Registrable Shares to the underwriters, with unlegended certificates in a form eligible for deposit with The Depositary Trust Company representing ownership of the Registrable Shares which are sold pursuant to the registration statement, in such denominations and registered in such names as the managing underwriter, if any, or such Selling Holder shall reasonably request, and (ii) instruct the transfer agent and registrar of the Common Stock to release any stop transfer orders with respect to the Registrable Shares so sold.

     3.5   Registration Procedures.  In connection with the Company's
           -----------------------
obligations to effect a registration pursuant to Sections 3.2, 3.3 and 3.11 (but subject to the last sentence of Section 3.3.2(d) and provided that any time periods set forth in this Section 3.5 regarding effective periods and the like shall apply only in the event of a Demand Registration), the Company will as expeditiously as is reasonably practicable:

          (i) prepare and file with the Commission as soon as practicable (in the case of a Demand Registration) a registration statement with respect to such Registrable Shares, on a form available for the sale of the Registrable Shares by the Holders thereof in accordance with the intended method or methods of distribution thereof and use its commercially reasonable efforts to cause each such registration statement to become and remain effective; provided,
                                                                 --------
however, that before filing a registration statement or prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) and, whether or not filed pursuant to Section 3.2 or 3.3, the Company will furnish to the Holders of the Registrable Shares covered by such registration statement and the underwriters, if any, and any attorney, accountant or other agent retained by the Holders of Registrable Shares covered by such registration statement, copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such Holders, such counsel and underwriters, if any. The Company will not file any registration statement or any amendment thereto or any prospectus or any supplement thereto in connection with a Demand Registration pursuant to Section 3.2 (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Holders of a majority of the Registrable Shares covered by such registration statement or the underwriters, if any, shall reasonably and timely object;

           (ii) prepare and file with the Commission such amendments and post-effective amendments to such registration statement and such supplements to the prospectus used in connection therewith as may be necessary to keep such registration statement effective (to the extent otherwise required by this Agreement) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of the Demand Period (in the case of a Demand Registration), whichever occurs earlier; provided, however,
                                                              --------  -------
that the only remedy for any failure to keep the registration statement so effective shall be as set forth in Section 3.2.2 and provided, further, that the
                                                     --------  -------
Company will have no obligation to a Selling Holder participating in a registration statement on a "piggyback" basis to keep a registration statement effective for any particular period of time;

          (iii) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

           (iv) notify each Selling Holder and the managing underwriter, if any, promptly (and in any event within three (3) business days): (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the registration statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission or any other federal or state governmental authority for any amendments or supplements to the registration statement or the prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (D) if, at any time prior to the closing contemplated by an underwriting agreement entered into in connection with such registration statement, that the representations and warranties of the Company contained in such agreement cease to be true and correct; (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (F) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated or deemed to be incorporated therein by reference untrue and which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statements therein not misleading; and (G) of the Company's reasonable determination that a post-effective amendment to a registration statement would be required;

          (v) make commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of a prospectus or suspending the qualification of any of the Registrable Shares included therein for sale in any jurisdiction (subject to the proviso at the end of the penultimate paragraph of Section 3.4), and, in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction (subject to the proviso at the end of the penultimate paragraph of Section 3.4), the Company will use its best efforts to promptly obtain the withdrawal of any such order;

         (vi) furnish to each Selling Holder and the managing underwriters, if any, without any additional charge, one signed copy of the registration statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

        (vii) as promptly as reasonably practicable, if required, based on the advice of the Company's counsel, or upon the occurrence of any event contemplated by Section 3.5(iv)(F), prepare and file a supplement or post-effective amendment to the registration statement, the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

       (viii) cause all Registrable Shares covered by the registration statement to be listed on each securities exchange on which identical securities issued by the Company are then listed if requested by the Selling Holders holding a majority in number of the Registrable Shares covered by the Registration Statement or the managing underwriters, if any;

         (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Shares covered by such registration statement from and after a date not later than the effective date of such registration statement;

          (x) use its best efforts to provide a CUSIP number for the Registrable Shares, not later than the effective date of the registration statement;

         (xi) use its best efforts to (A) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and not objected to by the Holders of a majority of the Registrable Shares being sold), and updates thereof addressed to the Selling Holders, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters, if any; and (B) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the Holders of a majority of the Registrable Shares being sold) from the Company's independent certified public accountants addressed to such Selling Holders (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the registration statement), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings and such other matters as the underwriters, if any, or the Holders of a majority of the Registrable Shares being sold, reasonably request. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder or, if not an underwritten offering, as otherwise reasonably requested by the Holders of a majority of the Registrable Shares being sold;

        (xii) make available for inspection by a representative of the Selling Holders and any attorneys or accountants retained by such Holders (and, to the extent reasonably requested, furnish copies), in connection with the preparation of a registration statement pursuant to this Agreement, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative(s), attorney(s) or accountant(s) in connection with such registration; provided, however, that
                                                       --------
any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or under applicable law; and provided, further, that
                                                  --------  -------
appropriate arrangements are made, to the extent required by applicable antitrust law, to limit access to such information of the Company to representatives of the Holders who are not officers or employees of the Selling Holders; and provided, further that, without limiting the foregoing, no such
             --------  -------
information shall be used by any such Person in connection with any market transactions in securities of the Company or its subsidiaries in violation of law;

       (xiii) enter into such agreements reasonably requested (including, as applicable, an underwriting agreement in form, scope and substance as is customary in underwritten secondary offerings and is reasonably satisfactory to the Company) and take all such other customary and reasonable actions in connection therewith (including those requested by the managing underwriters) in order to expedite or facilitate the disposition of the Registrable Shares, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

               (a) make such representations and warranties to the Holders of such Registrable Shares included in the registration statement and the underwriters, if any, with respect to the business of the Company and the registration statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same, if and when reasonably requested; and

               (b) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Shares being included in the registration statement and managing underwriters, if any, to evidence compliance with clause (a) above and with any provisions contained in the underwriting agreement or other similar agreement entered into by the Company;

The above shall be done at each closing under such underwriting or similar agreement or as and, if not an underwritten offering, to the extent otherwise reasonably requested by the Holders of a majority of the Registrable Shares being sold pursuant to the registration statement;

        (xiv) (a) if so required by the managing underwriter in an underwritten offering of Registrable Securities covered by a registration statement filed pursuant to Section 3.2 or 3.3 hereof, not publicly or privately sell, make any short sale of, loan, grant any option, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten (10) days prior to and the ninety (90) days after any underwritten registration pursuant hereto has become effective, except as part of such underwritten registration and except pursuant to any exchange offer or registrations on Form S-4 or S-8 or any successor or similar forms thereto, except that the Company may make grants of options under its stock option plans and may issue securities issuable upon the exercise or conversion of outstanding convertible securities, stock options and other options, warrants and rights of the Company and (b) if requested, use reasonable efforts to cause each holder of ten percent (10%) or more of the securities of the same class as the securities included in any underwritten registration pursuant to Section 3.2 hereof, or any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public or private sale or distribution or otherwise dispose (including sales pursuant to Rule 144 promulgated under the Act) of any such securities during the ten (10) days prior to and the ninety (90) days after any underwritten registration pursuant hereto has become effective (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree;

         (xv) if requested, furnish each Selling Holder with a copy (or a reasonable number of copies, as requested) of the registration statement (together with the Exhibits thereto) and each amendment thereto prior to the filing thereof with the Commission;

        (xvi) if requested by the managing underwriters, if any, or a Holder of Registrable Shares being sold, promptly incorporate in a prospectus, supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders of the Registrable Shares being sold reasonably request to be included therein relating to the sale of the Registrable Shares, including, without limitation, information with respect to the number of Registrable Shares being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering; and make all required filings of such prospectus, supplement or post-effective amendment promptly following notification of the matters to be incorporated in such supplement or post-effective amendment;

       (xvii) upon the occurrence of any event that would cause a shelf registration statement (A) to contain a material misstatement or omission or (B) to be not effective and usable for resale of Registrable Shares during the Demand Period, the Company shall promptly file an amendment to such shelf registration statement, in the case of clause (A), correcting any such misstatement or omission and, in the case of either clause (A) or (B), use its commercially reasonable efforts to cause such amendment to be declared effective and such shelf registration statement to become usable as soon as reasonably practicable thereafter;

      (xviii)     otherwise use its best efforts to (x) comply with all
applicable rules and regulations of the Commission and to take all other steps reasonably necessary to effect the registration of the Registrable Shares covered by the registration statement contemplated hereby, and (y) make available to its securityholders an earnings statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Act) no later than forty-five (45) days after the end of any twelve-month (12) period (or ninety (90) days after the end of any twelve-month (12) period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the Commission for filing the applicable report with the Commission) (i) commencing at the end of any fiscal quarter in which Registrable Shares are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said twelve-month (12) periods; and

        (xix) in connection with any underwritten offering, cooperate with all marketing efforts reasonably requested by the managing underwriter or managing underwriters in connection with the sale of the Registrable Shares, including, without limitation, participation in a reasonable number of road-show presentations (in major U.S. financial cities) and other marketing activity by executives and other employees of the Company requested by such underwriter or underwriters provided that the scheduling of the road-show presentations shall be set in consultation with the Company and will not require the Company's involvement at any time or place to which the Company has a reasonable objection.

     3.6   Holdback Agreements.
           -------------------

           Restrictions on Public Sale by Holders of Registrable Securities.
           ----------------------------------------------------------------
Each Holder of Registrable Shares (whether or not such Registrable Shares are covered by a Registration Statement filed pursuant to Section 3.2 or 3.3 hereof) agrees, if requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company's securities, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the period beginning ten (10) days prior to, and ending ninety (90) days after, the closing date of the underwritten offering made pursuant to such Registration Statement.

           The foregoing provisions shall not apply to any holder of Registrable Shares if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall
                                  --------  -------
undertake not to effect any public sale or distribution of the class of securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided sixty (60) days' prior written notice of such sale or distribution to the managing underwriter.

     3.7   Registration Expenses.  Except as otherwise required by state
           ---------------------
securities laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company in connection with carrying out its obligations under this Article 3, including but not limited to,
(i) the reasonable and documented fees and expenses of one counsel for each of
(a) the GEI Holders and (b) the Blechmans Holders (each taken as a group), to the extent each is a Selling Holder) (ii) all registration, filing fees and expenses (including fees with respect to filings made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel, as may be required by the rules and regulations of the NASD, (iii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or Selling Holders in connection with blue sky qualifications of the Registrable Shares and determinations of their eligibility for investment under the laws of such jurisdiction as the managing underwriters or Holders of a majority of the Registrable Shares being sold may designate, subject to the proviso to the last sentence of the penultimate paragraph of Section 3.4), (iv) printing expenses (including printing certificates for the Registrable Shares to be sold and the registration statements and prospectuses), messenger and delivery expenses, duplication, word processing, and telephone, (v) fees and disbursements of counsel for the Company, and (vi) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such registration (including the expenses of any special audit and "cold comfort" letters incident to such registration), underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Shares) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company regardless of whether a registration statement becomes effective; provided,
                                                                  --------
however, that the Company will, in any event, pay its internal expenses (including, without limitation), all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the fees and expenses of any Person, including special experts, retained by the Company, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system; and provided further, that
                                                      -------- -------
each Selling Holder shall pay (x) all costs and expenses of counsel (other than the counsel costs referred to in (i) above), accounting or financing professionals retained by such Selling Holder, (y) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the Shares sold by such Selling Holder, and (z) all other expenses incurred by such Selling Holder and incidental to the sale and delivery of the Shares to be sold by such Holder.

     3.8   Conditions to Holder's Rights.  It shall be a condition of each
           -----------------------------
Selling Holder's rights hereunder that:

           3.8.1  Cooperation.  Such Selling Holder shall cooperate with the
                 -----------
Company by supplying information and executing documents relating to such Selling Holder or the securities of the Company owned by such Selling Holder in connection with such registration which are customary for offerings of this type (including agreeing to sell such Selling Holder's Registrable Shares on the basis provided in any underwriting arrangements containing customary terms reasonably satisfactory to such Selling Holder);

          3.8.2   Undertakings.  Such Selling Holder shall enter into any
                  ------------
undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of the NASD or which the Company or the underwriters may reasonably request to otherwise effectuate the offering; and

          3.8.3   Indemnification.  Such Selling Holder shall execute and
                  ---------------
deliver an agreement to indemnify to the fullest extent permitted by law and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, any underwriter (as defined in the Securities
Act), and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which the Company or any such director, officer, underwriter or controlling person may become subject under the Securities Act or otherwise, in such manner as is customary for registrations of the type then proposed, but only with respect to written information about or pertaining to such Selling Holder furnished by such Selling Holder for inclusion in the Registration Statement.

     3.9   Indemnification.
           ---------------

          3.9.1   Indemnification by the Company.  In the case of any offering
                  ------------------------------
registered pursuant to this Agreement, the Company agrees to indemnify to the fullest extent permitted by law and hold each Selling Holder, each affiliate of such Selling Holder and each director, officer, agent, representative and employee of such Selling Holder and its affiliates, each Person who controls each Selling Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act and the directors, officers, agents or employees of each such controlling person harmless against any and all losses, claims, damages, liabilities, actions (including reasonable and documented costs (including, without limitation, costs of preparation and reasonable attorneys' fees and disbursements) and expenses, including reasonable expenses of investigation) (collectively "LOSSES") to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, insofar as any such Losses shall arise out of, be caused by or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Registrable

Shares, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereof), if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment,thereof or supplement thereof, including the information deemed part of such registration statement pursuant to Rule 430A promulgated under the Securities Act), if used within the period during which the Company shall be required to keep the registration statement to which such prospectus relates current pursuant to the terms of this Agreement, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement
                      --------
contained in this Section 3.9.1 shall not apply to such Losses which shall arise from the sale of Registrable Shares to any Person if such Losses shall arise out of, shall be caused by or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, (i) if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto; (ii) if such untrue statement or omission was made in any preliminary prospectus to the extent that (a) the prospectus corrected such untrue statement or such omission and (b) the Selling Holder was legally required to and failed to send or deliver a copy of the preliminary prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder of Registrable Shares to the Person asserting the claim from which such Losses arise; or (iii) any such Losses arise out of, are caused by or are based upon an untrue statement or omission in the prospectus, to the extent that (a) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (b) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented, such Selling Holder was legally required to and thereafter fails to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Shares to the Person asserting the claim from which such Losses arise. This indemnity shall be in addition to any other indemnification arrangements to which the Company may otherwise be a party.

          3.9.2   Indemnification by Holders of Registrable Shares.  Each
                  ----------------------------------------- ------
Selling Holder agrees to indemnify to the fullest extent permitted by law and hold the Company, its directors, officers, agents and employees, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents or employees of such controlling persons harmless against any and all Losses arising out of, caused by or based upon any untrue statement of a material fact contained in any registration statement, prospectus or form of prospectus, or arising out of, caused by or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the preliminary prospectus and the prospectus, in each case, including amendments or supplements, in light of the circumstances in which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Selling Holder to the Company, expressly for use in such registration statement or prospectus; provided,
                                                                --------
however, that the obligation to indemnify will be several and not joint and in no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of the payment of underwriting discounts and commissions payable by such Selling Holder) received by any such Selling Holder upon the sale of the Registrable Shares giving rise to such indemnification obligation. The Company and the Selling Holders shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any prospectus or registration statement.

          3.9.3   Conduct of Indemnification Proceedings.  Any Person entitled
                  --------------------------------------
to indemnity under this Agreement (an "INDEMNIFIED PARTY") shall give prompt written notice to the party from which such indemnity is sought (the "INDEMNIFYING PARTY") of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemni fication or contribution pursuant hereto; provided, however, that the failure so to notify the
                 --------
Indemnifying Party shall not relieve the indemnifying party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced materially by such failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding to assume at the Indemnifying Party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that under such circum stances an
                   --------
Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to partici pate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party agrees to pay such fees and expenses; or (2) the Indemnifying Party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the Indemnified Party shall have been advised by counsel that (i) there may be one or more material defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party or its affiliates, or
(ii) a conflict of interest likely exists if such counsel represents such Indemnified Party and such Indemnifying Party or its affiliate, in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or,separate but substantially similar or related claims or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel which such counsel shall be designated by the Indemnified Party and be reasonably acceptable to the Indemnifying Party) at any time for such Indemnified Party, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding, unless it contains as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

          The Indemnifying Party's liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

          3.9.4   Contribution.  If the indemnification provided for in this
                  ------------
Section 3.9 is unavailable to an Indemnified Party in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act, each applicable Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations appropriate under the circumstances. The relative fault of such Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission to state a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.9.4 were determined by pro rata
                                                               --- ----
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.9.4, no Indemnifying Party that is a Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Selling Holder from the sale of Registrable Shares exceeds the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section
                                                                      -------
3.9 are in addition to any liability that the Indemnifying Parties may have to
- ---
the Indemnified Parties.

          3.9.5   Underwriting Agreement to Govern.  At such time as an
                  --------------------------------
underwriting agreement with respect to a particular underwriting is entered into, the terms of any such underwriting agreement shall govern with respect to the matters set forth therein to the extent inconsistent with this Section 3.9; provided, however, that the indemnification provisions of such underwriting
- --------
agreement as they relate to Selling Holders are customary for registrations of the type then proposed and provide for indemnification by such Selling Holders only with respect to written information furnished by such Selling Holders.

     3.10  Rules 144 and 144A.  Following the earlier of a Public Offering Event
           ------------------
or a Qualified IPO, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder of Registrable Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company agrees, for the benefit of the Holders, to furnish, at the Company's expense, to any requesting Holder and prospective purchasers designated by such Holder, information required to be disclosed pursuant to subsection (d)(4)(i) of Rule 144A promulgated under the Securities Act.

     3.11  Qualified IPO.  Notwithstanding anything in this Agreement to the
           -------------
contrary, at any time subsequent to six (6) months following the date of this Agreement, GEI or the Blechmans shall be entitled to notify the Company (and GEI or the Blechmans, as the case may be), in writing, (the party which gives such notice being hereafter referred to as the "Qualified IPO Initiating Party") to engage in a "Qualified IPO". Upon receipt of such notice, the Company, the GEI Parties and the Blechman Parties shall cooperate and use their respective commercially reasonable efforts to facilitate the consummation of the Qualified IPO, including but not limited to, taking, facilitating or observing the actions and obligations specified in Sections 3.2.5, 3.5, 3.6, 3.7, 3.8 and 8.16 with appropriate modifications as to the identities of parties and other matters.
All determinations with respect to the conduct of the Qualified IPO, including, but not limited to, the number of shares of Common Stock to be offered or sold by the Company and the other terms of the Qualified IPO and the selection of the investment bankers and managers and legal counsel to be engaged in connection therewith shall be made by the Qualified IPO Initiating Party, which such terms, investment bankers and managers and legal counsel shall be reasonably acceptable to the holders of a majority of the shares of Common Stock held by the GEI Parties or the Blechman Parties, as the case may be.

                  ARTICLE 4.  Representations and Warranties
                              ------------------------------

     4.1   Representations and Warranties of the Company.
           ---------------------------------------------

          The Company represents and warrants to the Stockholders as follows:

          4.1.1   Organization.  It is a corporation duly organized and validly
                  ------------
listing under the laws of the State of Delaware;

          4.1.2   Authority.  It has full corporate power and authority to
                  ---------
execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby;

          4.1.3   Binding Obligation.  The execution, delivery and performance
                  ------------------
of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on its part, and this Agreement constitutes its binding obligation, enforceable against it in accordance with its terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other laws which may affect creditors' rights and remedies generally and by principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and

          4.1.4   No Conflict.  The execution, delivery and performance of
                  -----------
this Agreement by it and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law, statute, rule or regulation to which it is subject, (ii) violate any order, judgment or decree applicable to it, or
(iii) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or its by-laws or any material agreement or other material instrument to which it is a party or by which it or its property is bound.

     4.2   Representations and Warranties of the Stockholders.  Each of the
           --------------------------------------------------
Stockholders represents and warrants to each other and to the Company as follows:

          4.2.1   Organization.  If it is an entity, it is a corporation,
                  ------------
limited partnership or other entity duly organized and validly existing under the laws of its respective state of organization;

          4.2.2   Authority.  It has full power and authority to execute,
                  ---------
deliver and perform this Agreement and to consummate the transactions contemplated hereby;

          4.2.3   Binding Obligation.  The execution, delivery and
                  ------------------
performance of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary action on its part, and this Agreement constitutes its binding obligation, enforceable against it in accordance with its terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other laws which may affect creditors' rights and remedies generally and by principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and

          4.2.4   No Conflict.  The execution, delivery and performance of
                  -----------
this Agreement by it and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law, statute, rule or regulation to which it is subject, (ii) violate any order, judgment or decree applicable to it, or
(iii) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation, bylaws or equivalent governing document or any material agreement or other material instrument to which it is a party or by which it or its property is bound.

                      ARTICLE 5.  Termination of Agreement
                                  ------------------------

     Subject to the next succeeding sentence, this Agreement shall terminate ten
(10) years from the date of this Agreement (the "TERMINATION DATE"). The provisions of Article 1 and Article 7 of this Agreement shall terminate on the date of a Public Offering Event or a Qualified IPO which occurs prior to the Termination Date and the provisions of Sections 2.4 and 2.8 of this Agreement shall terminate one hundred eighty (180) days after the date of a Public Offering Event or a Qualified IPO which occurs prior to the Termination Date.

                    ARTICLE 6.  Obligations of the Company;
                                ---------------------------

     6.1   Financial Statements, Certifications and Information.  So long as the
           ----------------------------------------------------
Blechman Parties in the aggregate or the GEI Parties in the aggregate hold at least five percent (5%) of the outstanding shares of Common Stock and the Company is not otherwise subject to the reporting requirements of the Securities Exchange Act of 1934 ("EXCHANGE ACT"), the Company will deliver to the Blechmans and GEI, as the case may be, the following financial statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter (other than a fiscal quarter ending on the fiscal year end), the Company will deliver unaudited consolidated balance sheets of the Company as of the end of such fiscal quarter and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous fiscal year, certified by the chief financial officer of the Company that the consolidated financial statements fairly present the consolidated financial condition of the Company as at the dates indicated and the results of its operations and its cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments; provided, it is hereby agreed that this obligation of the
                 --------
Company with respect to the production of quarterly reports shall begin with the fiscal quarter ended June 30, 1996. As soon as available and in any event within ninety (90) days after the end of each fiscal year, the Company will deliver (a) the consolidated balance sheet of the Company as of the end of such fiscal quarter and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, certified by the chief financial officer of the Company that such financial statements fairly present the consolidated financial condition of the Company as at the dates indicated and the results of its operations and its cash flows for the periods indicated, and (b) in the case of such consolidated financial statements, a report thereon of independent certified public accountants of recognized national standing selected by the Company which shall state that such consolidated financial statements fairly present the consolidated financial position of the Company as of the dates indicated and the results of its operations and its cash flow for the periods indicated in accordance with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants has been made in accordance with United States generally accepted auditing standards.

     Each financial statement delivered pursuant to this Section 6.1 shall be substantially in the form appropriate for financial statements included in a Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, filed with the Commission pursuant to the Exchange Act and shall be accompanied by a brief, narrative report appropriate for inclusion in such Form in the section titled "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth in Item 303 of Regulation S-K under the Act and the Exchange Act.

     6.2   Confidentiality.  Each Stockholder acknowledges that the information
           ---------------
that it shall receive pursuant to Section 6.1 constitutes non-public, proprietary and/or confidential information of the Company and accordingly shall hold all such information received pursuant to Section 6.1 (the "CONFIDENTIAL INFORMATION") in confidence and shall not use or disclose any such Confidential Information; provided, however, that a Stockholder may disclose any such
             --------
Confidential Information (i) to its counsel, accountants and other professional advisers for reasons reasonably related to such Stockholder's status as a Stockholder, (ii) as required by law or any governmental authority (including, but not limited to, any federal or state Freedom of Information Act), or (iii) to a proposed bona fide Transferee; provided, however, that, in the case of
                                    --------
clause (iii) above, any such person or entity shall execute a confidentiality agreement containing provisions substantially identical to this Section 6.2 in advance of its receipt of such information. Notwithstanding the foregoing, the provisions of this Section 6.2 shall not apply to such portions of the Confidential Information that (i) are or become available to the public through no fault or action of any of the Stockholders or their respective representatives, or (ii) become available to a Stockholder or its representatives on a nonconfidential basis from a source, other than the Company or its representatives, not known by such Stockholder to be in violation of any agreement or other duty of confidentiality to the Company.

                         ARTICLE 7.  Preemptive Rights
                                     -----------------

     If the Company shall, prior to the earlier of a Public Offering Event or a Qualified IPO, issue, sell or distribute to any GEI Parties any equity or debt securities of the Company, or any option, warrant, or right to acquire, or any security convertible into or exchangeable for, any of the foregoing (other than pursuant to an underwritten offering pursuant to an effective registration statement under the Securities Act) (a "GEI SECURITY ACQUISITION"), each Blechman Party shall be entitled, provided that prior to the date of the GEI
                                  --------
Security Acquisition the Blechman Parties have not Transferred more than 33.33% of the shares of Common Stock issued to the Blechmans pursuant to the Purchase Agreement other than by and among Blechman Parties, to participate in such issuance, sale or distribution, on the same terms and conditions applicable to the GEI Parties in the GEI Security Acquisition, on a pro rata basis. The pro
                                                      --- ----
rata number of securities eligible for purchase by each Blechman Party in a GEI Security Acquisition shall be calculated by multiplying the total number of securities to be issued, sold or distributed to the GEI Parties by the Company in the GEI Security Acquisition by a fraction, the numerator of which is the total number of Shares of Common Stock held by such Blechman Party immediately prior to the date of the GEI Security Acquisition, and the denominator of which is the total number of Shares of Common Stock held by the GEI Parties immediately prior the date of the GEI Security Acquisition.

     If the Company shall, prior to the earlier of a Public Offering Event or a Qualified IPO, issue, sell or distribute to any Blechman Parties any equity or debt securities of the Company, or any option, warrant, or right to acquire, or any security convertible into or exchangeable for, any of the foregoing (other than pursuant to an underwritten offering pursuant to an effective registration statement under the Securities Act) (a "BLECHMAN SECURITY ACQUISITION"), each GEI Party shall be entitled, provided that prior to the date of the Blechman Security Acquisition the GEI Parties have not transferred more than 33.33% of the Shares of Common Stock issued to GEI pursuant to the Purchase Agreement other than by and among the GEI Parties, to participate in such issuance, sale or distribution, on the same terms and conditions applicable to the Blechman Parties in the Blechman Security Acquisition, on a pro rata basis. The pro rata
                                                   --- ----
number of securities eligible for purchase by each GEI Party in a Blechman Security Acquisition shall be calculated by multiplying the total number of securities to be issued, sold or distributed to the Blechman Parties by the Company in the Blechman Security Acquisition by a fraction, the numerator of which is the total number of Shares of Common stock held by such GEI Party immediately prior to the date of the Blechman Security Acquisition, and the denominator of which is the total number of Shares of Common Stock held by the Blechman Parties immediately prior to the date of the Blechman Security Acquisition.

     Notices comparable to those required in connection with a Tag-Along Sale pursuant to Section 2.4 shall be given in connection with this Article 7.

     Notwithstanding anything to the contrary contained herein, none of the provisions of this Article 7 shall apply to, or in any other way affect, limit or restrict, any redemptions, repurchases, recapitalizations, sales, issuances, distributions or any other transactions related to or involving shares of Preferred Stock held by or issued, sold or distributed to GEI Parties.

                              ARTICLE 8.  General
                                          -------

     8.1   Recapitalization, Exchanges, etc. Affecting the Common Stock.  The
           ------------------------------------------------------------
provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Shares and any option, right or warrant to acquire Shares, and (b) any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Shares, by combination, recapitalization, reclassification, merger, consolidation or otherwise. In the event of any change in the capitalization of the Company, as a result of any stock split, stock dividend or stock combination, the provisions of this Agreement shall be appropriately adjusted.

     8.2   Injunctive Relief.  It is hereby agreed and acknowledged that it will
           -----------------
be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that, in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy of law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     8.3   Notices.  Any and all notices, demands or other communications
           -------
required or permitted hereunder shall be in writing and shall be made by hand delivery (deemed given upon receipt), or by certified mail return receipt requested (deemed given upon execution of such return receipt), addressed to a Stockholder and the Company at the address set forth below such person's or entity's signature. Any party may change its address for notice by notice given to each Stockholder and the Company in accordance with the foregoing. No objection may be made to the method of delivery of any notice actually and timely received. Each Stockholder agrees that notwithstanding any other provisions of this Agreement, such Stockholder will give the other Stock holders at least five (5) days' advance written notice of any proposed Transfer by such Stockholder of any of the Shares owned by such Stockholder.

     8.4   Legend.  In addition to any other legend which may be required by
           ------
applicable law, each share certificate representing

Shares which are subject to this Agreement shall have endorsed, to the extent appropriate, upon its face the following words:

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

           IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF May 7, 1996 (THE "PRINCIPAL STOCKHOLDERS AGREEMENT"), A COPY OF WHICH IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY. NO TRANSFER OF THE SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH PRINCIPAL STOCKHOLDERS AGREEMENT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RIGHTS AND OBLIGATIONS AS SET FORTH IN THE PRINCIPAL STOCKHOLDERS AGREEMENT.

     8.5   Transferees Bound.  All Shares owned by a Transferee shall, subject
           -----------------
to the terms of Section 2.3 of this Agreement, for all purposes be subject to the terms of this Agreement, whether or not such Transferee has executed a consent to be bound by this Agreement. In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee's sale or a sale by any secured creditor or a retention by the secured creditor of the pledged Shares in complete or partial satisfaction of the obligation for which the Shares is security. The foregoing shall not apply in the case of any Shares acquired by a Transferee pursuant to a sale of Shares pursuant to an effective registration statement under the Securities Act or, except for sales to an affiliate of the selling Stockholder(s), pursuant to Rule 144 promulgated under the Act.

     8.6   Amendment; Waiver.  This Agreement may be amended, modified,
           -----------------
supplemented or terminated only by a written instrument signed by each of (i) the Company, (ii) Stockholders holding a majority of the Registrable GEI Shares, and (iii) Stockholders holding a majority of the Registrable Blechman Shares.
No provision of this Agreement may be waived orally, but only by a written instrument signed by the party against whom enforcement of such waiver is sought. Stockholders shall be bound from and after the date of the receipt of a written notice from the Company setting forth such amendment or waiver by any consent authorized by this Section, whether or not the Shares shall have been marked to indicate such consent; no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

     8.7   Additional Documents.  Each party hereto agrees to execute any and
           --------------------
all further documents and writings within its powers and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

     8.8   No Third-Party Benefits.  None of the provisions of this Agreement
           -----------------------
shall be for the benefit of, or enforceable by, any third-party beneficiary.

     8.9   Successors and Assigns.  Subject to the terms hereof, this Agreement
           ----------------------
shall be binding upon and shall inure to the benefit of the Stockholders, and their respective successors and permitted assigns; provided, however, (i)
                                                   --------
neither this Agreement nor any rights or obligations hereunder may be transferred by the Company and (ii) no rights or obligations of any Stockholder under this Agreement may be assigned except that any Stockholder may transfer its rights and obligations hereunder, in whole or in part, in connection with a Transfer of Shares made in compliance with all of the provisions of this Agreement.

     8.10  Severability.  In case any one or more of the provisions contained in
           ------------
this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein; provided, however, that the parties hereto shall
                             --------
use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such invalid, illegal or unenforceable term, provision, covenant or restriction.

     8.11  Integration.  This Agreement, together with the Secondary
           -----------
Stockholders Agreement of even date herewith, among the Company, GEI, the Blechmans, PMI Mezzanine Fund, L.P., Chase Equity Associates, L.P., DLJ Investment Partners, L.P., DLJ Investment Funding, Inc., and State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System, Michigan State Police Retirement System, and Michigan Judges Retirement System, (the "SECONDARY STOCKHOLDERS AGREEMENT"), contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein or therein. This Agreement and the Secondary Stockholders Agreement supersede all prior agreements and understandings between the parties with respect to its subject matter.

     8.12  Governing Law.  THE RIGHTS AND LIABILITIES OF THE PARTIES SHALL BE
           -------------
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE CHOICE OF LAWS PROVISIONS OF SUCH STATE OR ANY OTHER JURISDICTION.

     8.13  Attorneys' Fees.  Should any litigation or arbitration be commenced
           ---------------
(including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation or arbitration.

     8.14  Headings.  The headings in this Agreement are inserted only as a
           --------
matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular Section.

     8.15  Information for Notices.  No Stockholder (other than a Stockholder as
           -----------------------
of the date of this Agreement with respect to the Shares held as of such date) shall hold any of its Shares in nominee name unless it otherwise provides the Company and the other Stockholders with its name and address and other information reasonably requested by the Company in order to establish such Stockholder's particular status under this Agreement (e.g., GEI Holder, Blechman Party, etc.).

     8.16  Certain Amendments to Certificate of Incorporation.  In connection
           --------------------------------------------------
with and in order to facilitate an initial public offering of the Company's Common Stock (including pursuant to a Demand Registration or a Qualified IPO), each Blechman Party and each GEI Party agrees to take all such action as is necessary, including the voting of all Shares owned by such Person in order to effectuate
(i) any amendments to the Company's Certificate of Incorporation regarding the number of shares of the Company's authorized capital stock, (ii) any proposal to effect a stock split of the Company's Common Stock, and any amendments to the Company's Certificate of Incorporation, to the extent reasonably requested by the Company, the Blechmans or GEI in connection with such offering, (iii) any amendments to the Company's Certificate of Incorporation and By-Laws as are customary for a company which is to engage in an initial public offering of its common stock and which are reasonably requested by the managing underwriters or by the Blechmans or GEI in order to expedite or facilitate the disposition of the Company's Common Stock in connection with such offering, and (iv) the entering into of any contract, agreement or commitment reasonably necessary in order to effectuate any of the matters contemplated by this Section 8.16.

     8.17  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.18  Consent to Jurisdiction.  Each Stockholder agrees that any proceeding
           -----------------------
arising out of or relating to this Agreement or the breach or threatened breach of this Agreement may be commenced and prosecuted in a court in the State of New York. Each Stockholder hereby irrevocably and unconditionally consents and submits to the non-exclusive personal jurisdiction of any court in the State of New York in respect of any such proceeding. Each Stockholder consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable laws and rules. Each Stockholder waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in the State of New York and any claim that it may now or hereafter have that any such proceeding in any court in the State of New York has been brought in an inconvenient forum.

     8.19  No Inconsistent Agreements.  The Company will not hereafter enter
           --------------------------
into any agreements with respect to its securities which are inconsistent with or violate in any material respects the rights granted to the Holders of Registrable Shares in this Agreement.

     8.20  Certain Distributions Exempt.  Notwithstanding anything to the
           ----------------------------
contrary contained in this Agreement, any distribution by the GEI Parties to their respective equity participants in accordance with the terms of their respective limited partnership agreements shall be exempt from the terms and conditions of this Agreement, other than that the Persons receiving the Shares in connection with any such distribution shall be bound on a going-forward basis by the terms and conditions of this Agreement. For example, and not by way of limitation, any such distribution shall not trigger any of the "tag-along" rights set forth in Section 2.4.

     8.21  Certain Limitations.  Notwithstanding anything to the contrary
           -------------------
contained in this Agreement, prior to the issuance or sale of any shares of the Company's capital stock pursuant to an effective registration statement under the Act, the Company shall not be required to register any transfer of Shares on the Company's books if in the reasonable, good faith judgment of the Company, registering such transfer would cause the Company to become subject to registration pursuant to the Exchange Act.

     8.22  Information Regarding Beneficial Ownership.  Each Stockholder agrees
           ------------------------------------------
to promptly provide to the Company any information or representations that the Company may request regarding such holder's beneficial ownership of shares of any class of the Company's capital stock.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first set forth above.


                                   TLG Laboratories Holding Corp.



                                   By: /s/ Brian Blechman
                                      -----------------------------
                                      Name:
                                      Title:

                                   2120 Smithtown Avenue
                                   Ronkonkoma, NY  11779
                                   Fax: 516-471-2395
                                   Attention: Philip M. Kazin


                                   Brian Blechman



                                   By: /s/ Brian Blechman
                                      -----------------------------
                                      Brian Blechman

                                   c/o Twin Laboratories Inc.
                                   2120 Smithtown Avenue
                                   Ronkonkoma, NY  11779
                                   Fax: 516-471-2395
                                   Attention: Brian Blechman

                                   Neil Blechman



                                   By: /s/ Neil Blechman
                                      -----------------------------
                                      Neil Blechman

                                   c/o Twin Laboratories Inc.
                                   2120 Smithtown Avenue
                                   Ronkonkoma, NY  11779
                                   Fax: 516-471-2395
                                   Attention: Neil Blechman

                                   Ross Blechman



                                   By: /s/ Ross Blechman
                                      ------------------------------
                                      Ross Blechman

                                   c/o Twin Laboratories Inc.
                                   2120 Smithtown Avenue
                                   Ronkonkoma, NY  11779
                                   Fax: 516-471-2395
                                   Attention: Ross Blechman



                                   Steve Blechman


                                   By: /s/ Steve Blechman
                                      ------------------------------
                                      Steve Blechman

                                   c/o Twin Laboratories Inc.
                                   2120 Smithtown Avenue
                                   Ronkonkoma, NY  11779
                                   Fax: 516-471-2395
                                   Attention: Steve Blechman



                                   Dean Blechman



                                   By: /s/ Dean Blechman
                                      ------------------------------
                                      Dean Blechman

                                   c/o Twin Laboratories Inc.
                                   2120 Smithtown Avenue
                                   Ronkonkoma, NY  11779
                                   Fax: 516-471-2395
                                   Attention: Dean Blechman

                                   Stephen Welling



                                   By: /s/ Stephen Welling
                                      ----------------------------
                                      Stephen Welling

                                   c/o Twin Laboratories Inc.
                                   2120 Smithtown Avenue
                                   Ronkonkoma, NY  11779
                                   Fax: 516-471-2395
                                   Attention: Stephen Welling



                                   GREEN EQUITY INVESTORS II, L.P.

                                   By:  Grand Avenue Capital Partners,
                                      L.P.

                                   By:  Grand Avenue Capital Corporation,
                                      its general partner


                                   By: /s/ Jennifer Holden Dunbar
                                      ------------------------------
                                      Name:

                                   Address for Notice:

                                   333 South Grand Avenue, Suite 5400
                                   Los Angeles, California  90071
                                   Fax:  (213) 625-2043
                                   Attention:  Jennifer Holden Dunbar

                                  SCHEDULE I
                                  ----------

HEALTH FOOD              MASS MARKET       MULTI-LEVEL         MAGAZINE
- -----------              -----------       -----------         --------
General Nutrition        Nature's Bounty   Herbal Life         Muscle & Fitness (Brute Enterprises, Inc.) Division of Weider
                                                                                                          Publications, Inc.
Weider Health &          P. Leiner         Amway               Flex (Brute Enterprises, Inc.) Division of Weider Publications, Inc.
  Fitness                Garden State      Nature's Sunshine   Iron Man (Iron Man Magazine)
Nature's Way               Nutritionals                        Muscle Media 2000 (Muscle Media 2000, Inc.)
Select Tea                                                     Muscle Mag (Canusa Products/World Color Press)
Traditional Medicinals
Celestial Seasonings
Soloray (Nutriceuticals
  Corp.)
KAL (Nutriceuticals
  Corp.)
Country Life
Solgar
Nature's Plus
Schiff
Natrol
Enzymatic Therapy
Rainbow Light
Nature's Answer
Amerifit
Cybergenics
EAS
MetRx
Nature's Life

                    The foregoing shall be deemed to include any successor or assign (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of assets or stock, liquidation or otherwise) of any business listed above (if the successor or assign of such business remains a competitor of the Company or its subsidiaries substantially to the same extent as such business listed above).

                                  APPENDIX A
                                  ----------



                               EXECUTIVE OFFICER
                               -----------------

Name of Individual    The Company                   Natur-Pharma Inc.            Advanced Research Press, Inc.
- ------------------    -----------                   -----------------            -----------------------------
Neil Blechman         Executive Vice President      Executive Vice President     Executive Vice President

Brian Blechman        Executive Vice President      Executive Vice President     Executive Vice President

Ross Blechman         Chairman of the Board         Chairman of the Board        Executive Vice President
                      Chief Executive Officer       Chief Executive Officer
                      President                     President

Steve Blechman        Executive Vice President      Executive Vice President     Chairman of the Board
                                                                                 Chief Executive Officer
                                                                                 President

Dean Blechman         Executive Vice President      Executive Vice President     Executive Vice President

Stephen Welling                                     President of Natur-Pharma
                                                    Division of Natur-Pharma
                                                    Inc.